UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 17, 2011
(Date of earliest event reported)

Multiband Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

9449 Science Center Drive, New Hope, Minnesota 55428
(Address of principal executive offices, including zip code)

(763) 504-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

On August 23, 2011, Multiband Corporation (the Company) released the attached press release announcing that on August 22, 2011 the Company entered into a new four-year contract with DIRECTV to provide operator support services to DIRECTV system operators across the country.  Under the agreement, the Company acts as a master system operator for DIRECTV and receives payment for managing video subscribers through its network of system operators, who are billed by DIRECTV, and also directly bills voice, internet and video subscribers as a principal.  The Company earns a fixed percentage based on cash received by DIRECTV for recurring monthly services, a variable amount depending on the number of activations in a given month, and a variable amount for coordinating improvements of systems used to deliver enhanced programming services.  The Company’s master system operator contract with DIRECTV also permits the Company to earn revenues through its control of other system operators who are unable to provide DIRECTV video programming services without the Company’s involvement.  Under the agreement the Company is required to ensure that its system operators meet minimum technical DIRECTV system standards so that the system operator subscribers may properly receive DIRECTV programming services.  The initial term of the agreement is for four years and provides for additional one-year renewals unless either operator or DIRECTV gives written notice of non-renewal at least ninety (90) days in advance of expiration of the then-current term.  The foregoing description of the Company's and DIRECTV's rights and obligations under the agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the master system operator agreement which the Company expects to file shortly.

Item 5.07: Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders of Multiband Corporation was held on August 17, 2011.  The votes cast with respect to each item of business properly presented at the meeting are as follows:

The shareholders elected each of the seven nominees to the Board of Directors to serve for one-year terms, as follows:

	For	Withheld	Abstentions	Broker Non-Vote
James L. Mandel	7,713,325	750,709	-	-
Steven M. Bell	7,713,325	750,709	-	-
Frank Bennett	7,713,325	750,709	-	-
Jonathan Dodge	7,713,325	750,709	-	-
Eugene Harris	7,713,325	750,709	-	-
Donald Miller	7,713,325	750,709	-	-
Peter K. Pitsch	7,713,325	750,709	-	-

The shareholders ratified the appointment of Baker Tilly Virchow Krause, LLP, as the Company’s independent registered public accounting firm for the fiscal year 2010.

For	7,614,388
Against	848,647
Abstain	2,540
Broker Non-Vote	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Multiband Corporation, dated August 23, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIBAND CORPORATION

August 24, 2011	By:	/s/ James L. Mandel
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Multiband Corporation, dated August 23, 2011